Exhibit 10.152

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

            First Amendment to Purchase and Sale Contract (this “Amendment”) is made as of October 28, 2009 between the selling parties identified on Exhibit A attached hereto (individually, a "Seller" and collectively “Sellers”) and STANDARD PORTFOLIOS LLC (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Sellers and Purchaser entered into that certain Purchase and Sale Contract, dated as of September 25, 2009, with respect to the sale of certain properties described therein (the “Contract”); and

            WHEREAS, Sellers and Purchaser desire to amend certain provisions of the Contract.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Seller Information Schedule. The Seller Information Schedule attached as Schedule 1 to the Contract shall be deleted and replaced with the Seller Information Schedule attached as Schedule 1 to this Amendment.

3.      Removal of Certain Properties.        Sellers and Purchaser hereby agree as follows: (i) the Arbours of Hermitage Property, the Hillmeade Property, the Hunter’s Chase Property and the Spyglass Property (collectively, the “Removed Properties”, each a “Removed Property”) shall each be removed as a “Property” under the Contract (and, accordingly, any and all references in the Contract to a Removed Property are hereby deleted), (ii) the owner of each Removed Property shall be removed as a “Seller” under the Contract, such that each such owner shall no longer constitute a party to the Contract and (iii) the owner of each Removed Property and Purchaser shall no longer have any further rights or obligations to each other under the Contract with respect to each Removed Property, except for the Survival Provisions.  In furtherance of the foregoing, Escrow Agent is hereby authorized to release to Purchaser the Allocated Initial Deposit Amount for the Removed Properties; it being agreed that the aggregate Allocated Initial Deposit Amount for the Removed Properties is $1,281,270.62.

4.      Initial Deposit.           The amount of the Initial Deposit set forth in Section 2.2.1 of the Contract shall hereby be deleted and replaced with $1,218,729.38.

5.      Additional Deposit.    The amount of the Additional Deposit set forth in Section 2.2.2 of the Contract shall hereby be deleted and replaced with $341,244.23.

6.      Expiration of Feasibility Period.  Section 3.2 of the Contract shall be deleted in its entirety and replaced as follows: “If any of the matters in Section 3.1 or any other title or survey matters are unsatisfactory to Purchaser for any reason, or for no reason whatsoever, in Purchaser’s sole and absolute discretion, then Purchaser shall the right: (i) to terminate this Contract in its entirety with respect to all Properties, (ii) to terminate this Contract in part with respect to all (but not less than all) Maryland Properties (as such term is defined below) or (iii) terminate this Contract in part with respect to all (but not less than all) Texas Properties (as such term is defined below).  If Purchaser elects to exercise its right to terminate this Contract (in whole or in part) pursuant to the foregoing sentence, then Purchaser must deliver a Termination Notice to Sellers’ Representative and Escrow Agent no later than 5:00 p.m. on or before the date of expiration of the Feasibility Period.  If Purchaser timely elects to terminate this Contract in its entirety pursuant to this Section 3.2, then this Contract shall terminate and be of no further force and effect, except for the Survival Provisions, and Escrow Agent shall return the Initial Deposit to Purchaser.  If Purchaser timely elects to terminate this Contract in part with respect to the Maryland Properties or the Texas Properties (as applicable) pursuant to this Section 3.2, then the following provisions shall apply: (a) this Contract shall terminate with respect to the Maryland Properties or the Texas Properties, as applicable, except for the Survival Provisions, (b) Escrow Agent shall release to Purchaser the Allocated Deposit Amount for the Properties Purchaser so elects to terminate, and the Deposit shall be deemed to be reduced by such amount of the Allocated Deposit Amount so released by Escrow Agent, (c) each of the Properties Purchaser so elects to terminate shall be removed as a “Property” hereunder and (d) the owner of each of the Properties Purchaser so elects to terminate shall be removed as a “Seller” hereunder, such that such owner shall no longer constitute a party to this Contract.  If Purchaser fails to timely exercise Purchaser’s right to terminate this Contract (in whole or in part) under this Section 3.2, then such termination right shall be permanently waived and this Contract shall remain in full force and effect, the Deposit shall be non-refundable, except as otherwise provided herein, and Purchaser’s obligation to purchase the Properties shall be conditional only as provided in Section 8.1.  The term “Maryland Properties” shall mean, collectively, the Lazy Hollow Property and the Chimneys of Cradlerock Property and the term “Texas Properties” shall mean, collectively, the Woods of Inverness Property, the Parktown Townhouse Property and the Westway Village Property.

7.      AIMCO Loan.            Section 4.8 of the Contract shall be deleted in its entirety and replaced as follows:

            “Section 4.8     AIMCO Loan.  The terms of this Section 4.8 apply only to the Lazy Hollow Property and the Woods of Inverness Property (each an “AIMCO Loan Property”, and collectively, the “AIMCO Loan Properties”).

4.8.1    At the Closing, and subject to the provisions of Section 4.8.5 below, Seller shall make, or cause one or more Affiliates of Seller (the entity(ies) making the AIMCO Loans being herein called, collectively, “AIMCO Lender”) to make two (2) loans to Purchaser in the aggregate amount of $1,750,000 (collectively, the “AIMCO Loans”, each an “AIMCO Loan”), which AIMCO Loans shall be used as follows: (i) a portion of the AIMCO Loans in the amount of $1,250,000 shall be used to fund a portion of the Purchase Price for the Lazy Hollow Property and shall be secured by a third deed of trust on such Property and (ii) a portion of the AIMCO Loans in the amount of $500,000 shall be used to fund a portion of the Purchase Price for the Woods of Inverness Property and shall be secured by a second deed of trust on such Property.

4.8.2    Each AIMCO Loan shall be made by the AIMCO Lender to Purchaser on the following terms: (a) monthly payments of interest only shall be due at an interest rate of six percent (6.0%) per annum during the term of the AIMCO Loan, and  (b) shall have a term of five (5) years.

4.8.3    At the Closing Purchaser shall, with respect to each AIMCO Loan, execute and deliver to the AIMCO Lender the following loan documents (herein collectively called the “AIMCO Loan Documents”):

(a)        a promissory note executed by Purchaser in the form attached hereto as Exhibit I, evidencing such AIMCO Loan;

(b)        a security instrument executed by the Purchaser in the form attached hereto as Exhibit J, securing such AIMCO Loan (the “AIMCO Loan Security Instrument”);

(c)        an assignment of leases and rents executed by the Purchaser in the form attached hereto as Exhibit K;

(d)        a non-recourse carveout guaranty executed by such person or entity reasonably acceptable to AIMCO Lender (the “Guarantor”) in the form annexed hereto as Exhibit L;

(e)        an environmental indemnity agreement executed by the Guarantor in the form annexed hereto as Exhibit M;

(f)         an opinion letter from counsel to Purchaser, in a form reasonably acceptable to AIMCO Lender, which shall opine to, among other things, the following matters: (i) the due formation, existence and organization of Purchaser and Guarantor (if Guarantor is an entity) for such AIMCO Loan, (ii) the power and authority of Purchaser and Guarantor (if Guarantor is an entity) to execute, deliver, and perform its obligations under the AIMCO Loan Documents which it is a party to, (iii) the due execution and delivery by Purchaser and Guarantor of the AIMCO Loan Documents which it is a party to, (iv) the AIMCO Loan Documents are enforceable against Purchaser and Guarantor (as applicable) in accordance with their terms, (v) the execution, delivery and performance by Purchaser and Guarantor of the AIMCO Loan Documents which it is a party to does not conflict with or violate any law, rule, regulation or ordinance applicable to Purchaser and Guarantor (as applicable) and (vi) such AIMCO Loan does not violate the provisions of the usury laws of the State in which such AIMCO Loan Property is located; and

(g)        such other consents or authorizing documents as the AIMCO Lender may reasonably request to evidence that the AIMCO Loan Documents have been duly authorized by Purchaser and the Guarantor.

4.8.4    At the Closing Purchaser shall pay all mortgage recording, transfer and grantor taxes and fees incident to the recording of each AIMCO Loan Security Instrument, if any, and the filing fees for any financing statements delivered in connection therewith.  In addition, Purchaser, at its expense, shall at the Closing obtain for the AIMCO Lender a lender’s policy of title insurance from the Title Insurer, insuring (i) with respect to the Lazy Hollow Property, the AIMCO Loan Security Instrument as a third priority lien on the Lazy Hollow Property (subject only to the Permitted Exceptions) and (ii) with respect to the Woods of Inverness Property, the AIMCO Loan Security Instrument as a second priority lien on the Woods of Inverness Property (subject only to the Permitted Exceptions).  Purchaser shall be responsible for all fees and expenses charged by Lender in connection with the AIMCO Loans (including, without limitation, all fees charged by the Lender pursuant to the Assumed Loan Documents).  The provisions of this Section 4.8.4 shall survive the termination of this Contract and the Closing.

4.8.5    From and after the Effective Date, (i) Purchaser, at its sole cost and expense, shall use commercially reasonable efforts to obtain the consent of any and all senior lenders for each AIMCO Loan Property to the applicable AIMCO Loan and (ii) Seller, at its sole cost and expense, shall cause AIMCO Lender to use commercially reasonable efforts to agree with such senior lender(s) of each AIMCO Loan Property on a form of intercreditor agreement (on such terms as are reasonably acceptable to AIMCO Lender) to be entered into at the Closing of such AIMCO Loan Property.  If, on or before the expiration of the Feasibility Period, the AIMCO Lender and such senior lender(s) of an AIMCO Loan Property shall fail to agree on the terms of an intercreditor agreement (which requirement may be waived by the AIMCO Lender in its sole discretion), then the Seller of such AIMCO Loan Property, by notice to Purchaser given on or before three (3) Business Days after the expiration of the Feasibility Period, may elect not to cause the AIMCO Lender to make the AIMCO Loan for such AIMCO Loan Property to Purchaser.  In such event, Purchaser may, within five (5) Business Days after the expiration of the Feasibility Period, terminate this Contract only with respect to such AIMCO Loan Property by delivering a Termination Notice to Seller’s Representative and the Escrow Agent.  Further, Seller and Purchaser acknowledge and agree that AIMCO Lender’s making the AIMCO Loans are expressly conditioned on the following occurring on or before the Closing of an AIMCO Loan Property (which conditions may be waived by the AIMCO Lender in its sole discretion):  (A) the senior lender(s) for each AIMCO Loan Property has given its written consent to the applicable AIMCO Loan, and (B) any senior lender is not requiring AIMCO Lender to enter into a so-called “standstill agreement” (or other agreement of similar import) with such senior lender.  If either (x) such consent of senior lender(s) has not been obtained by the Closing for such AIMCO Loan Property or (y) any such senior lender is requiring the AIMCO Lender to enter into a “standstill agreement” (or other agreement of similar import), then, unless the AIMCO Lender agrees to waive such conditions precedent set forth in the foregoing clauses (A) and (B), Seller shall not have any further obligation to cause the AIMCO Lender to make the AIMCO Loans to Purchaser.  In such event, Purchaser may terminate this Contract only with respect to such AIMCO Loan Property by delivering a Termination Notice to Seller’s Representative and the Escrow Agent.  If Purchaser so elects to terminate this Contract with respect to such AIMCO Loan Property in accordance with this Section 4.8.5, then (i) this Contract shall terminate for such AIMCO Loan Property only, and the provisions of Section 13.33 shall apply with respect to such AIMCO Loan Property.”

8.      AIMCO Loan Documents.    The form of AIMCO Loan Documents attached to the Contract as Exhibit I (Secured Promissory Note), Exhibit J (AIMCO Loan Security Instrument), Exhibit K (Absolute Assignment of Leases and Rents) and Exhibit M (Environmental Indemnity) shall be deleted and replaced with Exhibit I, Exhibit J, Exhibit K and Exhibit M attached to this Amendment.

9.      Section 8.2.     The last paragraph of Section 8.2 of the Contract shall be deleted and replaced as follows:  “If any of the foregoing conditions in Sections 8.2.1 through 8.2.6 to a Seller’s obligation to close with respect to the conveyance of its Property under this Contract are not met, such Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date for such Seller’s Property, (b) terminate this Contract with respect to its Property, or (c) if such failure constitutes a default by Purchaser, exercise any of Sellers’ remedies under Section 10.1.  The termination of this Contract by any Seller pursuant to this Section 8.2 shall be exercised by written notice from Sellers’ Representative to Purchaser by 12:00 p.m. on the Closing Date for such Property.  If a Seller terminates this Contract with respect to this Section 8.2, then (i) such Seller’s Property shall be deemed to be a Terminated Property, (ii) this Contract shall automatically be deemed modified to (x) remove such Terminated Property as a “Property” hereunder and (y) remove the owner of such Terminated Property as a “Seller” hereunder, such that such owner shall no longer constitute a party to this Contract, and, accordingly, such owner and Purchaser shall no longer have any further rights or obligations hereunder to each other with respect to such Terminated Property, except for the Survival Provisions and (iii) subject to the terms of Section 2.3.3 hereof, Escrow Agent shall release to Purchaser the Allocated Deposit Amount for such Terminated Property, and the Deposit shall be deemed to be reduced by the amount of the Allocated Deposit Amount for such Terminated Property.”

10.  Effect of Partial Termination.            Section 13.33 of the Contract shall be deleted in its entirety and replaced as follows:  “If Purchaser timely exercises its right to terminate this Contract with respect to any one or more (but not all) of the Properties (each a “Terminated Property”) pursuant to any one or more of the provisions of Section 4.4, Section 4.6.9, Section 4.7, Section 4.8.5, Section 4.11.10, Section 8.1, Section 10.2, Section 11.1 and/or Section 12.1 hereof, then the following provisions shall apply: (i) if such Terminated Property is located in the State of Maryland, then this Contract shall automatically terminate with respect to all (but not less than all) Maryland Properties and each of the Maryland Properties shall be deemed to be a Terminated Property, (ii) if such Terminated Property is located in the State of Texas, then this Contract shall automatically terminate with respect to all (but not less than all) Texas Properties and each of the Texas Properties shall be deemed to be a Terminated Property, (iii) this Contract shall automatically be deemed modified to (a) remove each Terminated Property as a “Property” hereunder and (b) remove the owner of each Terminated Property as a “Seller” hereunder, such that such owner shall no longer constitute a party to this Contract, and, accordingly, such owner and Purchaser shall no longer have any further rights or obligations hereunder to each other, except for the Survival Provisions and (iv) subject to the terms of Section 2.3.3 hereof, Escrow Agent shall release to Purchaser the Allocated Deposit Amount for each Terminated Property, and the Deposit shall be deemed to be reduced by the amount of the Allocated Deposit Amount for each Terminated Property.”

11.  Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CCP IV ARBOURS OF HERMITAGE, LLC, a Delaware limited liability company

By: CCP IV ASSOCIATES, LTD., a Texas limited partnership, its member

By: CCP/IV RESIDENTIAL GP, L.L.C., a South Carolina limited liability company, its general partner

By: CONSOLIDATED CAPITAL PROPERTIES IV, LP, a Delaware limited partnership, its manager

By: CONCAP EQUITIES, INC., a Delaware corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

OXFORD-COLUMBIA ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP, a Maryland limited partnership

By: OAMCO XVI, L.L.C., a Delaware limited liability company, its managing general partner

By: OXFORD REALTY FINANCIAL GROUP, INC., a Maryland corporation, its managing member

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

AIMCO HILLMEADE, LLC, a Delaware limited liability company

By: AIMCO PROPERTIES, L.P., a Delaware limited partnership, its member

By: AIMCO-GP, INC., a Delaware corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

BRANDERMILL-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:  OXFORD EQUITIES CORPORATION, an Indiana corporation, its managing general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

LAZY HOLLOW PARTNERS, a California general partnership

By: ANGELES REALTY CORPORATION II, a California corporation, its managing general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

SHELTER PROPERTIES II LIMITED PARTNERSHIP, a South Carolina limited partnership

By: SHELTER REALTY II CORPORATION, a South Carolina corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

AMBASSADOR VII, L.P., a Delaware limited partnership

By: AMBASSADOR VII, INC., a Delaware corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

WOODS OF INVERNESS CPF 16, L.P., a Delaware limited partnership

By: CPF 16 WOODS OF INVERNESS GP, L.L.C., a South Carolina limited liability company, its general partner

By: CENTURY PROPERTIES FUND XVI, a California limited partnership, its member

By: FOX CAPITAL MANAGEMENT CORPORATION, a California corporation, its managing general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

ST. MARY’S-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:    OAMCO VII, L.L.C., a Delaware limited liability company, its managing general partner

By:  OXFORD REALTY FINANCIAL GROUP, INC., a Maryland corporation, its managing member

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

Purchaser:

Standard Portfolios LLC, a Delaware limited liability company

By:  /s/David G. Liu

Name:  David G. Liu

Title:  Manager